UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

BEMIS COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

EXPLANATORY NOTE

Bemis Company, Inc. (“Bemis”) has entered into a Transaction Agreement, dated as of August 6, 2018, with Amcor Limited, Arctic Jersey Limited, and Arctic Corp., relating to a proposed business combination that is expected to be submitted to a vote of Bemis’s shareholders.

Bemis is filing this Schedule 14A to file the following communications materials which may be deemed soliciting materials under Rule 14a-12 under the Exchange Act with respect to such vote.

EXHIBIT INDEX

No.	Description

99.1	Letter to Bemis Employees, dated February 11, 2019
99.2	Letter to Bemis Customers, dated February 11, 2019

2

Exhibit 99.1

February 11, 2019

Colleagues,

Since we announced our plans to combine with Amcor last August, we have been working diligently to complete the transaction so that we can begin operating as one company. Integration planning led by a dedicated team with representatives from both companies is well underway, and we are making great progress. We have also been working with relevant regulatory agencies across the globe to receive their clearances for the combination. As we announced two weeks ago, due to the government shutdown in the United States, we now anticipate the transaction will close in the second quarter of 2019.

Over the last several months, we have been working closely with the European Commission in order to obtain their approval for the Bemis/Amcor transaction. The investigation was complex and focused mainly on flexible packaging for medical applications. The Bemis and Amcor regulatory teams navigated this well. Today, the European Commission announced that it has approved the transaction between Bemis and Amcor, provided that the Bemis Healthcare Packaging (BHP) Europe business and the supporting Bemis operations in Elsham, UK are excluded from the transaction. While this is difficult news for the Bemis team given our immense pride in our BHP Europe and Elsham colleagues, assets and businesses, it is clear this group is truly best-in-class and therefore we believe would be a value-add for any company.

In terms of next steps, we will begin implementing a process to find a new owner for these impressive businesses. Filip Lens, who has served as President of Bemis’ food and non-food business in Europe, will transition to a General Manager role for the BHP Europe and Elsham businesses. Filip will provide strategic oversight and be intimately involved in educating potential buyers of the attractive merits of the businesses being divested. As Filip transitions into this role, Wim Van der Smissen, VP - Finance & IT for Bemis Europe, will serve as the contact for Bemis’ food and non-food business in Europe. Paul Millar will continue to oversee the Clara and Derry operations. Chris Norman will continue to oversee the Elsham operations. Lyndsey McMillan will continue in her role as leader of BHP Europe’s R&D and Engineering teams that are located in Clara. Jes Greenwood will continue to lead the BHP sales and marketing teams across Europe. We have every confidence that these leaders, along with their teams, will help ensure that day-to-day business continues in the normal course.

To our teammates at BHP Europe and Elsham, while you will be hearing more from your respective business leaders in the coming days, I personally want to thank each one of you for the dedication and strong performance you have delivered for Bemis over the years. As we move ahead, I also appreciate your continued focus on working safely, serving customers well, and providing high-quality packaging. You and the businesses you have created are highly-regarded, and I anticipate that will continue in the future regardless of ownership structure.

We anticipate some of you will receive questions from customers or suppliers regarding what this means for them, and we will be providing the appropriate people with talking points to work through those conversations.

As always, it is important for us to speak with one voice. Consistent with our standard policy, please refer any calls from the media, analysts, or other third parties to Erin Winters at erin.winters@bemis.com.

You all continue to be the foundation of our success. Thank you for your ongoing commitment and contribution.

Best regards,

/s/ Bill Austen
Bill Austen
President and Chief Executive Officer

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Amcor plc (f/k/a Arctic Jersey Limited) (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’s and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2018 Principal Risks” section of Amcor’s Annual Report 2018; and other risks and uncertainties discussed in Bemis’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’s annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward- looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’s directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file

Exhibit 99.2

February 11, 2019

Dear Valued Customer,

I’m writing to update you on Bemis’ combination with Amcor. Since we announced plans to combine our two companies last August, we have been working diligently to complete the transaction so we can begin operating as one company. As we announced two weeks ago, we now anticipate the transaction will close in the second quarter of 2019.

Over the last several months, we have been working closely with relevant regulatory agencies across the globe, including but not limited to the European Commission, to receive their clearances for the Bemis/Amcor transaction. Following an intensive investigation, the European Commission’s focus was mainly on flexible packaging for medical applications. Today, the European Commission announced that it has approved the transaction between Bemis and Amcor, provided that the European business of Bemis Healthcare Packaging (BHP) and the supporting Bemis operations in Elsham, UK are excluded from the transaction.

In terms of next steps, we will begin implementing a process to find a new owner for these businesses. While we work through this process and continue to bring Bemis and Amcor together, you can expect the same quality products, services, and support that you have come to rely on from Bemis. Our focus remains on working safely, serving customers well, and providing high-quality packaging to the healthcare and food industries.

If you have any questions, please do not hesitate to contact your usual representative.

Thank you for your continued support of Bemis.

Sincerely,

/s/ William F. Austen
William F. Austen
President and CEO

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Amcor plc (f/k/a Arctic Jersey Limited) (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’s and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2018 Principal Risks” section of Amcor’s Annual Report 2018; and other risks and uncertainties discussed in Bemis’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’s annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information Will Be Filed with the SEC

In connection with the contemplated transactions, New Amcor intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus will also be sent or given to Bemis shareholders and will contain important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’s directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2017, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the joint proxy statement/prospectus that New Amcor intends to file with the SEC.